UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________

FORM 8-K

______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): September 14, 2021

MOSYS, INC.

(Exact Name of Registrant as Specified in Charter)

000-32929

(Commission File Number)

Delaware	77-0291941
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification Number)

2309 Bering Dr.

San Jose, California 95131

(Address of principal executive offices, with zip code)

(408) 418-7500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MOSY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 14, 2021, MoSys, Inc. (the “Company”) and its newly formed subsidiaries, 2864552 Ontario Inc. (“Callco”) and 2864555 Ontario Inc. (“Canco”), both corporations existing under the laws of the province of Ontario, entered into an Arrangement Agreement (the “Agreement”) with Peraso Technologies Inc., a corporation existing under the laws of the province of Ontario (“Peraso”). Under the Agreement, the Company, indirectly through Canco, is to acquire all of the issued and outstanding common shares of Peraso (“Peraso Shares”), including those Peraso Shares to be issued in connection with the conversion or exchange of secured convertible debentures of Peraso and common share purchase warrants of Peraso, as applicable, by way of a statutory plan of arrangement (the “Arrangement”) under the Business Corporations Act (Ontario) (the “OBCA”), on and subject to the terms and conditions of the Agreement.

Exchange of Securities

The Agreement provides that the Peraso stockholders may elect to receive either shares of the Company’s common stock (the “Common Stock”) or shares of the capital stock of Canco (the “Exchangeable Shares”) in exchange for such holder’s Peraso Shares, in each case based on an exchange ratio (the “Exchange Ratio”) to be determined based on the number of Peraso Shares and shares of Common Stock outstanding as of immediately prior to the effective time of the Arrangement (the “Effective Time”). Pursuant to the terms of the Agreement, at the Effective Time, the Company shall hold an aggregate of 1,815,445 Exchangeable Shares and Common Stock (collectively, the “Earnout Shares”).  Such Earnout Shares shall be escrowed pursuant to the terms of an escrow agreement on a pro rata basis from the aggregate consideration to be received by the Peraso stockholders, subject to the offset by the Company for any losses in accordance with the Agreement.  Such Earnout Shares shall be released, subject to any offset claim, upon the satisfaction of the earlier of: (a) any date following the first anniversary of the Effective Time and prior to the third anniversary of the Effective Time where the volume weighted average price of the Common Stock for any 20 trading days within a period of 30 consecutive trading days is at least $8.57 per share, subject to adjustment for stock splits or other similar transaction; (b) the date of any sale of all or substantially all of the assets or shares of the Company; or (c) the date of any bankruptcy, insolvency, restructuring, receivership, administration, wind-up, liquidation, dissolution, or similar event involving the Company.

Following the Effective Time, each Exchangeable Share will be exchangeable by the holder for one share of Common Stock (subject to customary adjustments for stock splits or other reorganizations). In addition, the Company may require all outstanding Exchangeable Shares to be exchanged upon the occurrence of certain events and at any time following the seventh anniversary of the closing of the Arrangement. While outstanding, holders of Exchangeable Shares will be entitled to cast votes on matters for which holders of Common Stock are entitled to vote and will be entitled to receive dividends economically equivalent to the dividends declared by the Company with respect to the Common Stock. Eligibility to receive Exchangeable Shares will be subject to certain Canadian residency restrictions and tax statuses.

The Agreement also provides that Peraso stock options, which are exercisable for Peraso Shares, will be replaced with an option to acquire Common Stock to be issued by the Company in consideration for cancellation of the Peraso options and exercisable for shares of Common Stock after the Effective Time, in each case with adjustments based on the Exchange Ratio. The exact number of shares of Common Stock that will be issued pursuant to the Arrangement will be determined at the Effective Time in accordance with the Exchange Ratio.

Immediately following the Effective Time, based on the Exchange Ratio, the former stockholders of Peraso are anticipated to own approximately 61% of the economic and voting interest of the combined company with the Company’s current stockholders holding the remaining 39% economic and voting interest, as calculated on a fully-diluted basis and including the Earnout Shares.

Post-Closing Governance

At the Effective Time, all members of the Company’s board of directors other than Daniel Lewis and Robert Newell will resign and the combined company’s board of directors (the “New Board”) will be comprised of five directors, consisting of Ronald Glibbery, Daniel Lewis, Robert Newell, and two Peraso director nominees that will be considered independent directors under the Nasdaq Stock Market (“Nasdaq”) listing rules.

Additionally, at the Effective Time, the executive officers of the combined company will consist of: Ronald Glibbery, as Chief Executive Officer; Daniel Lewis, as President; James Sullivan, as Chief Financial Officer; Brad Lynch as Chief Operating Officer; and Alexander Tomkins as Chief Technology Officer.

In connection with the Arrangement, the Company will prepare and file with the U.S. Securities and Exchange Commission (“SEC”) a proxy statement, and will seek the approval of the Company’s stockholders with respect to certain actions, including, but not limited to, the following (the “Approval Matters”):

(i)	the issuance of Common Stock to the Peraso stockholders pursuant to the Agreement and the change of control of the Company resulting from the Arrangement pursuant to pertinent Nasdaq listing rules;
(ii)

the amendment of the Company’s certificate of incorporation to effect a reverse split of all outstanding shares of the Common Stock at a reverse stock split ratio of up to one-to-three if determined by the Company’s board of directors; and

(iii)

the amendment of the MoSys, Inc. 2019 Stock Incentive Plan to increase the number of shares of Common Stock reserved for awards to 15% of the number of shares of Common Stock of the combined company outstanding immediately after the Effective Time on a fully-diluted basis.

Voting Agreements

The transaction has been unanimously approved by the board of directors of Peraso, and each director, senior officer and 10% stockholder of Peraso (determined on a fully-diluted basis) has executed a voting agreement (each such agreement – a “Peraso Voting Agreement”) and agreed to vote for approval of the Arrangement at the meeting of Peraso stockholders. Analogously, all of the senior officers and directors of the Company have executed a voting agreement (each such agreement – a “MoSys Voting Agreement”) and agreed to vote for approval of the Approval Matters. The foregoing description of the Peraso Voting Agreements and MoSys Voting Agreements does not purport to be complete and is qualified in its entirety by reference to the terms of the Peraso Voting Agreement and MoSys Voting Agreement, the forms of which are filed, respectively, as Exhibits 10.1 and 10.2 hereto and incorporated herein by reference.

Closing Conditions

The consummation of the Arrangement is subject to certain closing conditions precedent, including both the Company’s and Peraso’s stockholders approval of the Agreement and transactions contemplated therein; the order of the Ontario Superior Court of Justice (Commercial List) granted pursuant to Section 182(5) of the Business Corporations Act (Ontario); all regulatory approvals; the continuing listing of the Common Stock on Nasdaq; and other customary closing conditions.

Mechanics of Transaction

The transaction is expected to close in the fourth calendar quarter of 2021 and to be implemented by way of an arrangement under the OBCA. The Agreement provides for customary representations, warranties and covenants, including covenants of each party to (i) subject to certain exceptions, carry on its business in the ordinary course of business consistent with past practice during the period between the execution of the Agreement and the Effective Time and (ii) not solicit any alternate transactions or, subject to certain exceptions, to engage in any discussions or negotiations with respect thereto. Subject to certain terms and conditions, the Agreement may be terminated if the Effective Time doesn’t occur on or before November 30, 2021, subject to certain automatic extensions. The Agreement may also be terminated by either party, if the respective stockholders’ approval is not obtained, in the event of material adverse effect, or a superior proposal in connection with an alternative acquisition. The Agreement subjects the parties to certain termination payment obligations. If the Agreement is terminated because of the failure to obtain stockholders’ approval, the party that failed to obtain such approval will be obligated to pay a fee of $750,000 to the other party. If the Agreement is terminated by either party as a result of obtaining a superior proposal from a third party, breach of non-solicitation covenants of the Agreement, or because either party’s board of directors fails to unanimously recommend to proceed with the Arrangement or withdraws its recommendation, the breaching party will be required to pay a termination fee of $3,500,000.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the terms of the Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

The Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company, Peraso or their respective subsidiaries and affiliates. The Agreement contains representations and warranties by the Company and Peraso made solely for the benefit of the parties as of the specific date therein. The assertions embodied in those representations and warranties are subject to qualifications and limitations agreed to by the respective parties in negotiating the terms of the Agreement, including information in confidential disclosure letters delivered by each party in connection with the signing of the Agreement. Moreover, certain representations and warranties in the Agreement were made as of a specified date, may be subject to a contractual standard of materiality different from what might be viewed as material to investors, or may have been used for the purpose of allocating risk between the Company and Peraso, rather than establishing matters as facts. Accordingly, the representations and warranties in the Agreement should not be relied on by any persons as characterizations of the actual state of facts about the Company or Peraso at the time they were made or otherwise. In addition, information concerning the subject matter of the representations and warranties may change after the date of the Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 3.02. Unregistered Sales of Equity Securities.

The disclosure under Item 1.01 of this Current Report on Form 8-K relating to the Agreement and the issuance of the shares of Common Stock and the Exchangeable Shares is incorporated herein by reference.

The securities to be issued under the Agreement will be issued in reliance upon Section 3(a)(10) of the Securities Act of 1933, as amended (the “Securities Act”), which exempts from the registration requirements under the Securities Act any securities that are issued in exchange for one or more bona fide outstanding securities where the terms and conditions of such issuance and exchange are approved, after a hearing upon the fairness of such terms and conditions at which all persons to whom it is proposed to issue securities in such exchange shall have the right to appear, by any court expressly authorized by law to grant such approval.

Forward-Looking Statements

This current report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the “safe harbor” created by those sections. All statements in this current report that are not based on historical fact are “forward looking statements.” These statements may be identified by words such as “estimates,” “anticipates,” “projects,” “plans,” “strategy,” “goal,” or “planned,” “seeks,” “may,” “might,” “will,” “expects,” “intends,” “believes,” “should,” and similar expressions, or the negative versions thereof, and which also may be identified by their context. All statements that address operating performance, development of the events, objectives or goals, refinement of strategy, and anticipation of certain behavior of stockholders in connection with the Company, Peraso, or the Agreement, the expected synergies, and other financial benefits from the Arrangement, that are not otherwise historical facts, are forward-looking statements. While management has based any forward-looking statements included in this current report on its current expectations, the information on which such expectations were based may change. Forward-looking statements involve inherent risks and uncertainties which could cause actual results to differ materially from those in the forward-looking statements as a result of various factors, including, but not limited to, the following: the ability of the Company and Peraso to obtain stockholder approval for the Arrangement and related transactions; the ability of Peraso to obtain court approval for the plan of arrangement implementing the Arrangement; the ability of the combined company to successfully maintain a Nasdaq Capital Market listing; the ability of the combined company to successfully integrate the operations of the Company and Peraso; conditions to the closing of the Arrangement may not be satisfied or that the Arrangement may involve unexpected costs, liabilities, or delays; the occurrence of any other risks to consummation of the Arrangement, including the risk that the Arrangement will not be consummated within the expected time period or any event, change or other circumstances that could give rise to the termination of the Agreement; risks that the Arrangement disrupts current the Company’s plans and operations or that the business or stock price of the Company may suffer as a result of uncertainty surrounding the Arrangement; risks related to the COVID-19 pandemic, including public health requirements in response to the outbreak of COVID-19 and the impact on the Company’s business and operations; and the Company or Peraso may be adversely affected by other economic, business, or competitive factors.. Furthermore, general economic factors, competition in the industry and other factors that could cause actual results to be materially different from those described herein as anticipated, believed, estimated, or expected. Additional risks and uncertainties are described in or implied by the Risk Factors and Management’s Discussion and Analysis of Financial Condition and Results of Operations sections of the Company’s 2020 Annual Report on Form 10-K, filed with the SEC on March 18, 2021 and other reports filed from time to time with the SEC. The Company urges you to consider those risks and uncertainties in evaluating its forward-looking statements. Readers are cautioned to not place undue reliance upon any such forward-looking statements, which speak only as of the date made. Except as otherwise required by the federal securities laws, the Company disclaims any obligation or undertaking to publicly release any updates or revisions to any forward-looking statement contained herein (or elsewhere) to reflect any change in its expectations with regard thereto, or any change in events, conditions, or circumstances on which any such statement is based.

Additional Information and Where to Find It

The Company will prepare a proxy statement for the Company’s stockholders to be filed with the SEC. The proxy statement will be mailed to the Company’s stockholders. The Company urges investors, stockholders and other interested persons to read, when available, the proxy statement, as well as other documents filed with the SEC, because these documents will contain important information about the proposed business combination transaction. Such persons can also read the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, for a description of the security holdings of its officers and directors and their respective interests as security holders in the consummation of the transactions described herein. The Company’s definitive proxy statement will be mailed to stockholders of the Company as of a record date to be established for voting on the transactions described in this Current Report on Form 8-K. The Company’s stockholders will also be able to obtain a copy of such documents, without charge, by directing a request to the Chief Financial Officer of the Company at 2309 Bering Drive, San Jose, California 95131; e-mail: priv_IR@mosys.com. These documents, once available, can also be obtained, without charge, at the SEC’s web site (http://www.sec.gov).

Participants in Solicitation

The Company, Peraso and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of the Company stockholders in connection with the proposed business combination. Investors and security holders may obtain more detailed information regarding the names, affiliations, and interests of the Company’s directors in its Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on March 18, 2021. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to the Company’s stockholders in connection with the proposed business combination will be set forth in the proxy statement for the proposed business combination when available. Information concerning the interests of the Company’s and Peraso’s participants in the solicitation, which may, in some cases, be different than those of the Company’s and Peraso’s equity holders generally, will be set forth in the proxy statement relating to the proposed business combination when it becomes available.

BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT, INCLUDING ALL THE ANNEXES THERETO, AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE ARRANGEMENT OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT (IF ANY) CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE ARRANGEMENT AND THE RESPECTIVE PARTIES TO THE ARRANGEMENT.

Item 7.01 Regulation FD Disclosure.

On September 15, 2021, the Company and Peraso issued a joint press release announcing the execution of the Agreement. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Also on September 15, 2021, the Company released an investor presentation made by representatives of Peraso and the Company (the “Investor Presentation”) in connection with the announcement of the Agreement. The Investor Presentation provides information on both the Company and Peraso and an overview of the strategic rationale for the Arrangement. A copy of the Investor Presentation and related transcript are attached hereto as Exhibits 99.2 and 99.3, respectively, and are incorporated herein by reference.

The information furnished with this Item 7.01, including Exhibits 99.1, 99.2 and 99.3, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1*	Arrangement Agreement with Peraso Technologies Inc.
10.1	Form of Peraso Technologies Inc. Voting Agreement
10.2	Form of MoSys, Inc. Voting Agreement
99.1	Press Release by MoSys, Inc. and Peraso Technologies Inc. dated September 15, 2021
99.2	Investor Presentation
99.3	Investor Presentation Transcript
104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL

*

Certain schedules, exhibits and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish copies of such omitted materials supplementally upon request by the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOSYS, INC.

Date: September 15, 2021	By:	/s/ James W. Sullivan
James W. Sullivan
Vice President of Finance and Chief Financial Officer